Income Taxes (Components of Deferred Income Tax) (Details) - USD ($) $ in Thousands	Mar. 31, 2015	Mar. 31, 2014
Deferred income tax assets (liabilities):
Net operating loss carry forwards	$ 127	$ 123
Provision of employee benefits	320	337
Depreciation and amortization	955	834
Revenue and cost of sales recognized for financial reporting purpose before being recognized for tax purpose	(1,225)	(1,184)
Others	(135)	(41)
Less: Valuation allowances	(846)	(760)
Net deferred income tax liabilities	$ (804)	$ (691)